Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1995-1

No. of PMTs Since Issuance:
                                 10
Distribution Date:
                          14-Aug-96
Payment Date:
                          15-Aug-96
Collection Period Beginning:
                          01-Jul-96
Collection Period Ending:
                          31-Jul-96
Note and Certificate Accrual Beginning:
                          15-Jul-96
Note and Certificate Accrual Ending:
                          15-Aug-96

BOND SUMMARY:
Beginning Class A Note Security Balance
                    $581,904,212.90
Beginning Class B Note Security Balance
                    $172,196,000.00
Beginning Certificate Security Balance
                     $30,304,000.00
Beginning Overcollateralization Amount
                     $49,217,343.10
Beginning Class A Adjusted Balance
                    $581,904,212.90
Beginning Class B Adjusted Balance
                    $172,196,000.00
Beginning Certficate  Adjusted Balance
                     $30,304,000.00
Beginning Overcollateralization Amount
                     $49,217,343.10
Ending Class A Note Security Balance
                    $566,725,353.73
Ending Class B Note Security Balance
                    $172,196,000.00
Ending Certificate Security Balance
                     $30,304,000.00
Ending Overcollateralization Amount
                     $49,391,014.26
Ending Class A Adjusted Balance
                    $566,725,353.73
Ending Class B Adjusted Balance
                    $172,196,000.00
Ending Certficate  Adjusted Balance
                     $30,304,000.00
Ending Overcollateralization Amount
                     $49,391,014.26
Class A Note Rate Capped at 13%
                           5.736090%
Class B Note Rate Capped at 15%
                           6.121090%
Certificate Rate Capped at 16%
                           6.526090%
Class A Interest Due
                      $2,874,263.97
Class B Interest Due
                        $907,634.55
Certificate Yield  Due
                        $170,299.04
Class A Interest Paid
                      $2,874,263.97
Class B Interest Paid
                        $907,634.55
Class C Yield Paid
                        $170,299.04
Class A Unpaid Interest
                              $0.00
Class B Unpaid Interest
                              $0.00
Class C Unpaid Yield
                              $0.00
Class A Principal Paid
                     $15,178,859.17
Class B Principal Paid
                              $0.00
Class C Principal Paid
                              $0.00
OC Principal Paid
                              $0.00
Beginning Class A Net Charge-Off
                              $0.00
Beginning Class B Net Charge-Off
                              $0.00
Beginning Certificate Net Charge-Off
                              $0.00
Beginning OC Net Charge-Off
                              $0.00
Reversals Allocated to Class A
                              $0.00
Reversals Allocated to Class B
                              $0.00
Reversals Allocated to Certificates
                              $0.00
Reversals Allocated to OC  plus Acclerated Principal Payments
                        $173,671.16
 Total Charge-Offs:
                              $0.00
Charge-Offs Allocated to Class A
                              $0.00
Charge-Offs Allocated to Class B
                              $0.00
Charge-Offs Allocated to Certificates
                              $0.00
Charge-Offs Allocated to OC
                              $0.00
Ending Class A Net Charge-Off
                              $0.00
Ending Class B Net Charge-Off
                              $0.00
Ending Certificate Net Charge-Off
                              $0.00
Ending OC Net Charge-Off
                              $0.00
Bond Balance Reconciliation    (should equal $0.00)
                             ($0.00)

Certificate Balance/Participation Invested Amount (Beginning of
Month)                          3.6352%

Designated Certificate / Certificate Security (Balance Beginning of
Month)                    1.003168%
Designated Certificate  - Beginning of Month
                        $304,000.00
Principal Payments in Respect of  Designated Certificate (Sec. 3.05
(iii) & (vi)(c))             $0.00
Designated Certificate  - End of Month
                        $304,000.00
Interest Payments in Respect of Designated Certificate (Sec. 3.05
(i)(c))                    $1,708.39

Designated Certificateholder Accelerated Principal Payments -
Beginning Balance          $1,717,343.10
Accelerated Principal Payment (Sec. 3.05 (v))
                        $173,671.16
Payments to Holder of Designated Certificate in respect to Acc.
Prin. (Sec. 3.05 (iv)            $0.00
Designated Certificateholder Accelerated Principal Payments -
Ending Balance             $1,891,014.26

Designated Certificateholder Holdback Amount (Beginning of Month)
                     $47,500,000.00
Payments to Designated Certificates in Reduction of Holdback Amount
(Sec. 3.05 (iv) &            $0.00
Designated Certificateholder Holdback Amount (End of Month)
                     $47,500,000.00

Remaining Payments to Designated Certificates (Sec. 3.05 paragraph
following (vii))              $0.00

Remaining Amounts to Issuer (Sec. 3.05 (vii))
                      $1,032,164.66